PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)

     The following unaudited pro forma financial information gives effect to a number of transactions of the Company that have occurred since March 1, 1996. The Company's subsidiaries, Central Missouri Broadcasting, Inc. and CMB II, Inc. (collectively the "Missouri Properties") have entered into agreements for the sale of substantially all of the assets of the Missouri Properties for a net cash purchase price of approximately $7.4 million, plus assumed liabilities of $256,000. The net book value of the assets is approximately $1.8 million at November 30, 1997. The Company expects to record a pre-tax gain of approximately $5.5 million after expenses. Pursuant to the terms of a time brokerage agreement ("TBA") which provides for monthly payments of $50,000 to the Missouri Properties, the purchaser is providing operating and management services to the Missouri Properties pending closing of the purchase. Closing of the sale and purchase is expected to occur immediately upon the Federal Communications Commission ("FCC") granting requisite approval for transfer of the broadcast licenses associated with these stations. Applications for transfer of the broadcast licenses of the Missouri Properties have been filed with the FCC by the purchasers. A local market competitor has objected to the transfer of the licenses and on December 12, 1997, filed with the FCC a Petition to Deny the license transfers and to terminate the TBA. No action has been taken on the Petition to Deny by the FCC, and the Company believes that even if the Petition to Deny were granted, the consequences would not be material to the Company. The Attorney General of the State of Missouri on January 9, 1998 filed a civil investigative demand on the Company to provide documents in order to consider whether the proposed transaction would violate federal or Missouri antitrust laws. The Company has complied with the demand.

     The Company's subsidiary, NCR II, Inc., presently provides management and programming services to radio station KTRR-FM in Loveland, Colorado pursuant to a TBA with Onyx Broadcasting, Inc., has executed an option to purchase substantially all of the assets of KTRR-FM for a purchase price of $2.0 million, and will enter into a covenant not to compete with the sellers, with a stated consideration of $500,000, payable over its five year term. It is expected that closing of the purchase of KTRR-FM will occur shortly after execution of a definitive asset purchase agreement for this transaction and required approval for transfer of the broadcast licenses by the FCC.

     On December 30, 1997, the Company issued $105,000,000 of 12% Senior Notes ("Senior Notes") due in 2007 and $3,000,000 of Appreciation Notes ("Appreciation Notes") due in 2007. The Senior Notes bear cash interest, payable semiannually, at a rate of 7 1/2% through December 15, 1999, and at 12% after such date until maturity. The Appreciation Notes entitle the holder to a cash payment, at maturity, equal to the principal amount plus the amount by which the Specified Percentage of the Value of the Company at maturity, exceeds the principal amount. The Specified Percentage is approximately 5% and the Value of the Company is equal to 12 times Media Cashflow for the most recent four fiscal quarters plus the cash and cash equivalents less the aggregate amount of Indebtedness of the Company and its subsidiaries (the terms Specified Percentage, Value, Media Cashflow and Indebtedness are as defined in the Senior Notes and Appreciation Notes indentures).

     The Company used approximately $5.5 million of the proceeds for fees and expenses associated with the Senior Notes and the Appreciation Notes and $74.7 million of the proceeds to refinance its existing senior notes of $70 million, pay accrued interest of approximately $1.9 million and pay a prepayment penalty of $2.8 million.

     On October 1, 1997 two of the Company's newspaper subsidiaries acquired the assets of Huron Postal Service, Inc. ("Huron") and Northeastern Printers, Inc. ("Northeastern"), newspapers located on the coast of Lake Huron, Michigan for total consideration of $2.8 million.

     The Company loaned approximately $900,000 of the proceeds of the Senior Notes to Managed Affiliates and received in return therefor Managed Affiliate Notes which are unsecured, mature on January 1, 2001 and bear interest at a rate of 12% per annum (the Terms Managed Affiliate and Managed Affiliate Notes are as defined in the Senior Notes indenture). Such amounts are in addition to the $15.4 million already loaned by the Company to the Managed Affiliates at November 30, 1997. The proceeds of such loans were used by the Managed Affiliates to purchase property, equipment, and intangibles and to provide working capital for operations.

     On February 23, 1998 the Company completed the asset acquisition of certain newspaper publishing, printing and distribution operations located in northern Michigan. Total consideration amounted to approximately $8.7 million and included cash of $5.7 million and seller notes valued at $3.0 million. The Seller Notes have a stated amount of $3.65 million and a stated rate of 7%, but were valued at $3.0 million using a 12% effective rate (the Company's incremental borrowing rate for similar securities) for financial reporting purpose. In addition, the Company agreed to pay to certain of the Sellers' shareholders approximately $0.7 million over a six year term without interest as consideration for unsecured noncompetition agreements with such shareholders. The noncompetition agreements were valued at $0.4 million using a 20% effective rate for financial reporting purposes.

     The pending sale of the Missouri Properties, pending purchase of KTRR-FM, the Senior Notes financing, the Huron and Northeastern acquisitions, the Managed Affiliate loans, the northern Michigan newspaper, printing and distribution acquisition the Clinton acquisition and the Fargo sale are collectively referred to as the Transactions.

     The following unaudited pro forma condensed combined balance sheet of the Company gives effect to the Transactions as if they had occurred on November 30, 1997. The following unaudited condensed combined statements of operations for the year ended February 28, 1997 and the nine months ended November 30, 1997 give effect to the Transactions as if they had occurred March 1, 1996.

     The acquisitions which comprise part of the Transactions will be accounted for using the purchase method of accounting. The total cost of such acquisitions will be allocated to the tangible and intangible assets acquired and liabilities assumed based upon their respective fair values. The allocation of the respective purchase prices of such acquisitions included in the pro forma financial information is preliminary and is subject to revisions when additional information concerning certain asset valuations is obtained and such revisions could be material.

     The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable under the circumstances. The pro forma financial information should be read in conjunction with the separate historical combined financial statements of The Radio and Newspaper Businesses of Alan R. Brill, and related notes thereto. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, and do not purport to be indicative of the results that actually would have been obtained had the Transactions occurred as of the assumed dates and for the periods presented, and are not intended to be a projection of future results or trends.

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1997

                                                         ACQUISITIONS
                                                             AND
                                      COMPANY--          DISPOSITIONS--     PRO FORMA                COMBINED
                                      HISTORICAL         HISTORICAL (a)     ADJUSTMENTS              PRO FORMA
                                      ------------       --------------     ------------             ------------
STATEMENT OF OPERATIONS DATA:
Revenues:
  Broadcasting ................       $ 13,555,820       $ (2,151,413)      $       --               $ 11,404,407
  Newspaper ...................         13,440,395          2,330,070               --                 15,770,465
  Management fees .............             40,000               --              200,000(k)               240,000
                                      ------------       ------------       ------------             ------------
    Total revenues ............         27,036,215            178,657            200,000               27,414,872
Operating expenses:
  Operating departments .......         19,042,885            317,397           (213,372)(g)           19,146,910
  Incentive plan ..............            627,966               --                 --                    627,966
  Management fees .............          1,944,699           (192,047)           116,504(e)             1,869,156
  Time brokage agreement ......            (54,500)            82,500            (28,000)(f)                 --
    fee, net
Consulting ....................            140,992            (22,992)          (118,000)(f)                 --
  Depreciation ................          1,025,543           (180,082)           (26,615)(h)              818,846
  Amortization ................            369,484            (83,929)           253,928(i)               539,483
                                      ------------       ------------       ------------             ------------
    Total operating expenses ..         23,097,069            (79,153)           (15,555)              23,002,361
                                      ------------       ------------       ------------             ------------
Operating income ..............          3,939,146            257,810            215,555                4,412,511
 Other income (expense):
  Interest--Managed Affiliates                --                 --            1,957,915(d)             1,957,915
  Interest--stockholder and
    affiliates, net ...........            246,909            133,937           (380,846)(l)                 --
  Interest--other, net ........         (7,190,504)           961,656         (7,724,607)(b)(c)(j)    (13,953,455)
  Amortization of deferred
    financing costs ...........           (488,712)            76,348           (142,540)(b)(c)          (554,904)
  Gain on sale of assets, net .          1,076,181         (1,067,360)              --                      8,821
  Other, net ..................            (68,689)            13,095               --                    (55,594)
                                      ------------       ------------       ------------             ------------
    Total other income(expense)         (6,424,815)           117,676         (6,290,078)             (12,597,217)
                                      ------------       ------------       ------------             ------------
Loss before income taxes ......         (2,485,669)           375,486         (6,074,523)              (8,184,706)
Income tax provision ..........            286,504            (14,300)              --                    272,204
                                      ------------       ------------       ------------             ------------
Net loss ......................       $ (2,772,173)      $    389,786       $ (6,074,523)            $ (8,456,910)
                                      ============       ============       ============             ============

                                      STAR GROUP
                                      ACQUISITION        PRO  FORMA               COMBINED
                                      HISTORICAL(m)      ADJUSTMENTS              PRO FORMA
                                      ------------       ------------             ------------
Revenues:
  Broadcasting ................       $       --         $       --               $ 11,404,407
  Newspaper ...................          6,620,640               --                 22,391,105
  Management fees .............               --                 --                    240,000
                                      ------------       ------------             ------------
    Total revenues ............          6,620,640               --                 34,035,512
Operating expenses:
  Operating departments .......          5,453,508           (319,231)(r)(s)(u)     24,281,187
  Incentive plan ..............               --                 --                    627,966
  Management fees .............               --              331,032(t)             2,200,188
  Time brokage agreement ......               --                 --                       --
    fee, net
Consulting ....................               --                 --                       --
  Depreciation ................            372,166             11,414(p)             1,202,426
  Amortization ................              1,567            197,832(q)               738,882
                                      ------------       ------------             ------------
    Total operating expenses ..          5,827,241            221,047               29,050,649
                                      ------------       ------------             ------------
Operating income ..............            793,399           (221,047)               4,984,863
 Other income (expense):
  Interest--Managed Affiliates                --                 --                  1,957,915
  Interest--stockholder and
    affiliates, net ...........               --                 --                       --
  Interest--other, net ........             34,600           (465,503)(n)(o)       (14,384,358)
  Amortization of deferred
    financing costs ...........               --                 --                   (544,904)
  Gain on sale of assets, net .            (14,626)              --                     (5,805)
  Other, net ..................               --                 --                    (55,594)
                                      ------------       ------------             ------------
    Total other income(expense)             19,974           (465,503)             (13,042,746)
                                      ------------       ------------             ------------
Loss before income taxes ......            813,373           (686,550)              (8,057,883)
Income tax provision ..........             41,793               --                    313,997
                                      ------------       ------------             ------------
Net loss ......................       $    771,580       $   (686,550)            $ (8,371,880)
                                      ============       ============             ============


See Accompanying Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                 NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 1997

     (a) To reflect the inclusion of the results of operations of Clinton Distribution, Inc. ("Clinton") (acquisitions closed July, 1996) and Huron Postal Service, Inc. ("Huron") and Northeastern Printers, Inc. ("Northeastern") (acquisitions closed October, 1997) in the period prior to their respective acquisitions and combination with the Company. To reflect the elimination of the results of operations of radio stations KQWB-FM and KQFN-AM located in Fargo, North Dakota and Moorhead, Minnesota (sale closed August, 1996). To reflect the elimination of the results of operations of Central Missouri Broadcasting, Inc. and CMB II, Inc. in the period prior to their respective sales and dissolution with the Company.

     (b) To reflect the elimination of interest expense in the amount of $5,891,548 and deferred financing amortization of $407,460 relating to the existing senior notes.

     (c) To reflect interest expense of $12,834,872 (at 12.2% assumed effective rate) associated with the Senior Notes and $399,283 (at 17% assumed effective rate) associated with the Appreciation Notes and deferred financing amortization of $550,000.

     (d) To reflect a $16.3 million loan made during fiscal 1998 and related interest income, at the assumed effective rate of 12%, of $1,957,915 related to the Managed Affiliates (WSTO-FM, WVJS-AM and WKDQ-FM).

     (e) To reflect the additional management fee expense calculated at 5% of revenues in the period prior to the acquisition and combination with the Company for Clinton, Huron and Northeastern.

     (f) To reflect the elimination of TBA and consulting expenses recorded in operations for KTRR-FM prior to the acquisition and combination with the Company.

     (g) To reflect the elimination of operating expenses which represent prior owners' compensation and benefits totaling $213,372 of Huron and Northeastern prior to acquisition and combination with the Company.

     (h) To reflect depreciation expense for purchase accounting allocations made for the acquisitions based on preliminary allocations of consideration as follows:


                                     KTRR-FM             HURON and NORTHEASTERN
                                     -------             ----------------------
                             ALLOCATED     PRO FORMA     ALLOCATED    PRO FORMA
                               COST       DEPRECIATION      COST    DEPRECIATION
                             ---------    ------------   ---------  ------------
Property and equipment       $   --       $   --         $275,000    $  19,000
                             ========                    ========


Less depreciation reported                    --                        45,615
                                          --------                    --------
Pro forma adjustment                      $   --                     $ (26,615)
                                          ========                   =========

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED FEBRUARY 28, 1997

    (i) To reflect amortization expense for purchase accounting allocations made for the acquisitions based on preliminary allocations of consideration as follows:


                                    KTRR-FM              HURON and NORTHEASTERN
                                    -------              ----------------------
                            ALLOCATED     PRO FORMA     ALLOCATED     PRO FORMA
                              COST      AMORTIZATION      COST      AMORTIZATION
                           ----------   ------------   ----------   ------------
FCC licenses and/or        $2,000,000    $   50,000    $1,339,037    $   33,476
   goodwill
Noncompetition agreements     179,850        35,970       672,411       134,482
                           ----------    ----------    ----------    ----------
                           $2,179,850        85,970    $2,011,448       167,958
                           ==========                  ==========

Less amortization reported                     --                          --
                                         ----------                  ----------
Pro forma adjustment                     $   85,970                  $  167,958
                                         ==========                  ==========

     (j) To reflect interest expense for Huron and Northeastern in the amount of $214,000 and KTRR-FM in the amount of $168,000 related to debt incurred to finance their respective acquisitions.

     (k) To reflect income from the management agreements with the Managed Affiliates prior to their respective effective dates of December 1, 1996 for the WSTO-FM and WVJS-AM stations and February 1, 1997 for the WKDQ-FM station.

     (l) To reflect the elimination of interest income from affiliate notes receivable satisfied through distributions to the stockholder.

     (m) To reflect the inclusion of the results of operations of the Star Group (acquisition closed February 1998) in the period prior to its acquisition and combination with the Company.

     (n) To reflect the elimination of interest income of $34,600 of the Star Group.

     (o) To reflect interest expense of $73,860 (at 20% assumed effective rate) associated with noncompetition agreements valued at $385,184, and interest expense of $357,043 (at 12% assumed effective rate) associated with seller notes valued at $3,031,524 with the former owners of the Star Group.

     (p) To reflect depreciation expense for purchase accounting allocations made for the acquisition of the Star Group based on preliminary allocation consideration as follows:

                                                   ALLOCATED       PRO FORMA
                                                      COST         DEPRECIATION
                                                   ----------      ------------
Property and equipment                             $3,025,000      $  383,580
                                                   ==========      ----------

Less depreciation reported                                            372,166
                                                                   ----------
Pro forma adjustment                                               $   11,414
                                                                   ==========

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                          YEAR ENDED FEBRUARY 28, 1997


     (q) To reflect amortization expense for purchase accounting allocations made for the acquisition of the Star Group based on preliminary allocations of consideration as follows:

                                                   ALLOCATED       PRO FORMA
                                                      COST         DEPRECIATION
                                                   ----------      ------------
     Goodwill                                      $5,408,082       $  135,202
     Noncompetition agreements                        385,184           64,197
                                                   ----------       ----------
                                                   $5,793,266          199,399
                                                   ==========

     Less amortization reported                                          1,567
                                                                    ----------
     Pro forma adjustment                                           $  197,832
                                                                    ==========


     (r) To reflect the elimination of operating expenses which represent prior owners' compensation and benefits of $221,573 of the Star Group prior to acquisition and combination with the Company.

     (s) To reflect the elimination of prior owners' director's fees of $40,250 of the Star Group prior to the acquisition and combination with the Company.

     (t) To reflect the additional management fee expense of $331,032 calculated at 5% of revenues in the period prior to the acquisition and combination with the Company for the Star Group.

     (u) To reflect the reduction of certain facility lease costs associated with lease agreements with the prior owners of the Star Group consummated simultaneously with the acquisition of the Star Group assets.

                                                                      PRO FORMA
                                                                   LEASE EXPENSE
                                                                   -------------
     Lease expense per lease agreements                             $ 140,000

     Less lease expense reported                                      197,408
                                                                    ---------
     Pro forma adjustment                                           $ (57,408)
                                                                    =========

                UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT
                                  OF OPERATIONS
                       NINE MONTHS ENDED NOVEMBER 30, 1997

                                                          ACQUISITOPNS
                                                              AND
                                      COMPANY--           DISPOSITIONS--       PRO FORMA                     COMBINED
                                      HISTORICAL          HISTORICAL (a)       ADJUSTMENTS                   PRO FORMA
                                     ------------         --------------       ------------                  ------------
STATEMENT OF OPERATIONS DATA:
Revenues:
  Broadcasting .................     $ 11,674,292         $ (1,643,944)        $       --                    $ 10,030,348
  Newspaper ....................       11,120,715            1,251,816                 --                      12,372,531
  Management fees ..............          180,000                 --                   --                         180,000
                                     ------------         ------------         ------------                  ------------
    Total revenues .............       22,975,007             (392,128)                --                      22,582,879
Operating expenses:
  Operating departments ........       15,685,093             (247,440)            (120,625)(g)                15,317,028
  Incentive plan ...............          545,000                 --                   --                         545,000
  Management fees ..............        1,598,431             (143,695)              62,591(e)                  1,517,327
  Time brokeage ................           36,000                 --                (36,000)(f)                      --
     Agreement fee, net
  Consulting ...................          180,994              (14,994)            (166,000)(f)                      --
  Depreciation .................          772,720             (134,268)              (5,367)(h)                   633,085
  Amortization .................          525,165              (61,838)             162,454(i)                    625,781
                                     ------------         ------------         ------------                  ------------
    Total operating expns ......       19,343,403             (602,235)            (102,947)                   18,638,221
                                     ------------         ------------         ------------                  ------------
Operating income ...............        3,631,604              210,107              102,947                     3,944,658
Other income (expense):
  Interest--Managed Affltes ....        1,220,225                 --                248,212(d)                  1,468,437
  Interest--stockholder and
    affiliates, net ............          193,318               93,391             (286,709)(k)                      --
  Interest--other, net .........       (7,450,455)             879,928           (3,904,853)(b)(c)(j)         (10,475,380)
  Amortization of deferred
    financing costs ............         (481,824)              81,388              (12,064)(b)(c)               (412,500)
  Loss on sale of assets, net ..           (6,592)                --                   --                          (6,592)
  Other, net ...................          (44,808)               9,238                 --                         (35,570)
                                     ------------         ------------         ------------                  ------------
    Total other income expense..       (6,570,136)           1,063,945           (3,955,414)                   (9,461,605)
                                     ------------         ------------         ------------                  ------------
Loss before income taxes .......       (2,938,532)           1,274,052           (3,852,467)                   (5,516,947)
Income tax provision ...........          102,750                9,275                 --                         112,025
                                     ------------         ------------         ------------                  ------------
Net loss .......................     $ (3,041,282)        $  1,264,777         $ (3,852,467)                 $ (5,628,972)
                                     ============         ============         ============                  ============


                                     STAR GROUP
                                     HISTORICAL          PRO FORMA                     COMBINED
                                     ACQUISITION (l)     ADJUSTMENTS                   PRO FORMA
                                     ---------------     --------------                ------------
Revenues:
  Broadcasting .................     $       --          $       --                    $ 10,030,348
  Newspaper ....................        4,962,378                --                      17,334,909
  Management fees ..............             --                  --                         180,000
                                     ------------        ------------                  ------------
    Total revenues .............        4,962,378                --                      27,545,257
Operating expenses:
  Operating departments ........        4,020,140            (223,663)(q)(r)(t)          19,113,505
  Incentive plan ...............             --                  --                         545,000
  Management fees ..............             --               248,119(s)                  1,765,446
  Time brokeage ................             --                  --                            --
     Agreement fee, net
  Consulting ...................             --                  --                            --
  Depreciation .................          208,083              79,604(o)                    920,772
  Amortization .................            7,059             142,491(p)                    775,331
                                     ------------        ------------                  ------------
    Total operating expns ......        4,235,282             246,551                    23,120,054
                                     ------------        ------------                  ------------
Operating income ...............          727,096            (246,551)                    4,425,203
Other income (expense):
  Interest--Managed Affltes ....             --                  --                       1,468,437
  Interest--stockholder and
    affiliates, net ............             --                  --                            --
  Interest--other, net .........           18,751            (341,928)(m)(n)            (10,798,557)
  Amortization of deferred
    financing costs ............             --                  --                        (412,500)
  Loss on sale of assets, net ..             --                  --                          (6,592)
  Other, net ...................             --                  --                         (35,570)
                                     ------------        ------------                  ------------
    Total other income expense..           18,751            (341,928)                   (9,784,782)
                                     ------------        ------------                  ------------
Loss before income taxes .......          745,847            (588,479)                   (5,359,579)
Income tax provision ...........           30,810                --                         142,835
                                     ------------        ------------                  ------------
Net loss .......................     $    715,037        $   (588,479)                 $ (5,502,414)
                                     ============        ============                  ============


See Accompanying Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED COMBINED STATEMENT OF OPERATIONS
                       NINE MONTHS ENDED NOVEMBER 30, 1997

     (a) To reflect the inclusion of the results of operations of Huron and Northeastern in the period prior to their respective acquisitions and combination with the Company (acquisition closed October, 1997). To reflect the elimination of the results of operations of Central Missouri Broadcasting, Inc. and CMB II, Inc. in the period prior to their sale and dissolution with the Company.

     (b) To reflect the elimination of interest expense in the amount of $6,271,597 and deferred financing amortization of $400,436 related to the existing senior notes.

     (c) To reflect interest expense of $9,626,154 (at 12.2% assumed effective rate) associated with the Senior Notes and $299,463 (at 17% assumed effective rate) associated with the Appreciation Notes and deferred financing amortization of $412,500.

     (d) To reflect a $16.3 million loan made during fiscal 1998 and additional related interest income, at the assumed effective rate of 12%, of $248,212 related to the Managed Affiliates (WSTO-FM, WVJS-AM and WKDQ-FM).

     (e) To reflect the additional management fee expense calculated at 5% of revenues in the period prior to the acquisition and combination with the Company for Huron and Northeastern.

     (f) To reflect the elimination of TBA and consulting expenses recorded in operations for KTRR-FM prior to the acquisition and combination with the Company.

     (g) To reflect the elimination of operating expenses which represent prior owners' compensation and benefits totaling $120,625 of Huron and Northeastern prior to acquisition and combination with the Company.

     (h) To reflect depreciation expense for purchase accounting allocations made for the acquisitions based on preliminary allocations of consideration as follows:

                                    KTRR-FM              HURON and NORTHEASTERN
                                    -------              ----------------------
                            ALLOCATED     PRO FORMA     ALLOCATED    PRO FORMA
                              COST      AMORTIZATION      COST     AMORTIZATION
                           ----------   ------------   ----------  ------------
Property and equipment     $     --     $       --     $  275,000  $     11,083
                           ==========                  ==========
Less depreciation reported                      --                       16,450
                                        ------------               ------------
Pro forma adjustment                    $       --                 $     (5,367)
                                        ============               ============

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                       NINE MONTHS ENDED NOVEMBER 30, 1997

    (i) To reflect amortization expense for purchase accounting allocations made for the acquisitions based on preliminary allocations of consideration as follows:

                                    KTRR-FM              HURON and NORTHEASTERN
                                    -------              ----------------------
                            ALLOCATED     PRO FORMA     ALLOCATED    PRO FORMA
                              COST      AMORTIZATION      COST     AMORTIZATION
                           ----------   ------------   ----------  ------------
FCC licenses and/or        $2,000,000   $    37,500    $1,339,037  $     19,528
   goodwill
Noncompetition agreements     179,850        26,978       672,411        78,448
                           ----------   -----------    ----------  ------------
                           $2,179,850        64,478    $2,011,448        97,976
                           ==========                  ==========
Less amortization reported                     --                            --
                                        ------------                ------------
Pro forma adjustment                    $    64,478                 $    97,976
                                        ============                ============


     (j) To reflect interest expense for Huron and Northeastern in the amount of $124,833 and KTRR-FM in the amount of $126,000 related to debt incurred to finance their respective acquisitions.

     (k) To reflect the elimination of the interest income from affiliate notes receivable satisfied through distributions to the Stockholder.

     (l) To reflect the inclusion of the results of operations of the Star Group (acquisition closed February 1998) in the period prior to its acquisition and combination with the Company.

     (m) To reflect the elimination of interest income of $18,751 of the Star Group.

     (n) To reflect interest expense of $55,395 (at 20% assumed effective rate) associated with noncompetition agreements valued at $385,184, and interest expense of $267,782 (at 12% assumed effective rate) associated with seller notes valued at $3,031,524 with the former owners of the Star Group.

     (o) To reflect depreciation expense for purchase accounting allocations made for the acquisition of the Star Group based on preliminary allocation of consideration as follows:

                                              ALLOCATED           PRO FORMA
                                                 COST            DEPRECIATION
                                              ----------         ------------
Property and equipment                        $3,025,000         $    287,685
                                              ==========
Less depreciation reported                                            208,081
                                                                 ------------
Pro forma adjustment                                             $     79,604
                                                                 ============

                          NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED STATEMENT OF OPERATIONS (CONTINUED)
                       NINE MONTHS ENDED NOVEMBER 30, 1997

     (p) To reflect amortization expense for purchase accounting allocations made for the acquisition of the Star Group based on preliminary allocations of consideration as follows:

                                                  ALLOCATED       PRO FORMA
                                                    COST         AMORTIZATION
                                                  ----------     ------------
     Goodwill                                     $5,408,082      $  101,402
     Noncompetition agreements                       385,184          48,148
                                                  ----------      ----------
                                                  $5,793,266         149,550
                                                  ==========


     Less amortization reported                                        7,059
                                                                  ----------

     Pro forma adjustment                                         $  142,491
                                                                  ==========

     (q) To reflect elimination of operating expenses which represent prior owners' compensation and benefits of $144,431 of the Star Group prior to acquisition and combination with the Company.

     (r) To reflect the elimination of prior owners' director's fees of $30,500 of the Star Group prior to the acquisition and combination with the Company.

     (s) To reflect the additional management fee expense of $248,119 calculated at 5% of revenues in the period prior to the acquisition and combination with the Company for the Star Group.

     (t) To reflect the reduction of certain facility lease costs associated with lease agreements with the prior owners of the Star Group consummated simultaneously with the acquisition of the Star Group assets.

                                                                      PRO FORMA
                                                                   LEASE EXPENSE
                                                                   -------------

     Lease expense per the lease agreement                            $ 105,000

     Less lease expense reported                                        153,732
                                                                      ---------
     Pro forma adjustment                                             $ (48,732)
                                                                      =========

                     UNAUDITED PRO FORMA CONDENSED COMBINED
                                  BALANCE SHEET
                             AS OF NOVEMBER 30, 1997

                                                 ACQUISITION
                                  COMPANY--          AND           PRO FORMA
                                  HISTORICAL     DISPOSITION(a)    ADJUSTMENTS
                                -------------    -------------    -------------
    ASSETS
Current assets:
  Cash & cash equivalents ...   $     109,155    $   5,816,205    $  16,713,211(b)(c)(d)
  Accounts receivable,
    Net of allowance ........       4,026,176         (186,874)            --
    doubtful accounts
  Inventories ...............         483,374             --               --
  Other current assets ......         412,553          (75,727)            --
                                -------------    -------------    -------------
      Total current assets ..       5,031,258        5,553,604       16,713,211

Notes receivable from Managed
    Affiliates ..............      15,423,339             --            892,623(d)

Property and equipment ......      17,383,715       (2,613,302)            --
Less accumulated depreciation      (8,561,054)       1,844,659             --
                                -------------    -------------    -------------
      Net property and ......       8,822,661         (768,643)            --
   equipment
Goodwill and FCC licenses, ..       6,670,508        1,253,221             --
   net
Covenants not to compete, ...       3,650,786           99,960             --
   net
Other assets, net ...........       1,852,769         (150,790)       4,038,133(b)(c)
Other long term assets ......         223,349         (214,672)            --
                                -------------    -------------    -------------
                                   12,397,412          987,719        4,038,133
                                -------------    -------------    -------------
Total assets ................   $  41,674,670    $   5,772,680    $  21,643,967
                                =============    =============    =============

     LIABILITIES AND NET CAPITAL DEFICIENCY
Current liabilities:
  Short term notes ..........   $     500,000    $        --      $        --
  Due to affiliates .........         110,245           (2,845)            --
  Accounts payable ..........       1,199,183         (112,287)            --
  Other accrued expenses ....         617,254          (13,692)            --
  Current maturities of
    Long-term obligations ...         745,855         (232,031)            --
                                -------------    -------------    -------------
  Total current liabilities .       3,172,537         (360,855)            --

Long-term obligations:
  Senior notes ..............      70,904,166             --         23,557,110(b)(c)
  Secured seller ............       1,311,138        1,045,217             --
     obligations
  Mortgages & purchase money        1,048,712         (173,174)            --
  Obligations under capital .         868,267         (362,095)            --
  leases
  Secured subordinated ......       1,055,050             --               --
  obligations
  Appreciation Notes ........            --               --          2,348,724
  Unsecured obligations .....       1,218,900         (202,515)            --
  Incentive plan liability ..       4,700,000             --               --
  Less current maturities
  Of long-term obligations ..        (745,855)         232,031             --
                                -------------    -------------    -------------
                                   80,360,378          539,464       25,905,834

Capital deficiency:
  Capital ...................           7,770           (1,100)            --

  Additional paid-in ........       1,792,852             --               --
    capital
Accumulated deficit .........     (43,658,867)       5,595,171       (4,261,867)(b)
                                -------------    -------------    -------------
      Net capital
         deficiency .........     (41,858,245)       5,594,071       (4,261,867)
                                -------------    -------------    -------------
                                $  41,674,670    $   5,772,680    $  21,643,967
                                =============    =============    =============

                                COMBINED         STAR GROUP       COMBINED
                                PRO FORMA        ACQUISITION(e)   PRO FORMA
                                -------------    -------------    -------------
     ASSETS
Current assets:
  Cash & cash equivalents ...   $  22,638,571    $  (5,674,231)   $  16,964,340
  Accounts receivable,
    Net of allowance ........       3,839,302             --          3,839,302
    doubtful accounts
  Inventories ...............         483,374          231,634          715,008
  Other current assets ......         336,826           41,039          377,865
                                -------------    -------------    -------------
      Total current assets ..      27,298,073       (5,401,558)      21,896,515

Notes receivable from Managed
    Affiliates ..............      16,315,962             --         16,315,962

Property and equipment ......      14,770,413        3,025,000       17,795,413
Less accumulated depreciation      (6,716,395)            --         (6,716,395)
                                -------------    -------------    -------------
      Net property and ......       8,054,018        3,025,000       11,079,018
   equipment
Goodwill and FCC licenses, ..       7,923,729        5,408,082       13,331,811
   net
Covenants not to compete, ...       3,750,746          385,184        4,135,930
   net
Other assets, net ...........       5,740,112             --          5,740,112
Other long term assets ......           8,677             --              8,677
                                -------------    -------------    -------------
                                   17,423,264        5,793,266       23,216,530
                                -------------    -------------    -------------
Total assets ................   $  69,091,317    $   3,416,708    $  72,508,025
                                =============    =============    =============

     LIABILITIES AND NET CAPITAL DEFICIENCY
Current liabilities:
  Short term notes ..........   $     500,000    $        --      $     500,000
  Due to affiliates .........         107,400             --            107,400
  Accounts payable ..........       1,086,896             --          1,086,896
  Other accrued expenses ....         603,562             --            603,562
  Current maturities of
    Long-term obligations ...         513,824             --            513,824
                                -------------    -------------    -------------
  Total current liabilities .       2,811,682             --          2,811,682

Long-term obligations:
  Senior notes ..............      94,461,276             --         94,461,276
  Secured seller ............       2,356,355        3,031,524        5,387,879
     obligations
  Mortgages & purchase money          875,538             --            875,538
  Obligations under capital .         506,172             --            506,172
  leases
  Secured subordinated ......       1,055,050             --          1,055,050
  obligations
  Appreciation Notes ........       2,348,724             --          2,348,724
  Unsecured obligations .....       1,016,385          385,184        1,401,569
  Incentive plan liability ..       4,700,000             --          4,700,000
  Less current maturities
  Of long-term obligations ..        (513,824)            --           (513,824)
                                -------------    -------------    -------------
                                  106,805,676        3,416,708      110,222,384

Capital deficiency:
  Capital ...................           6,670             --              6,670

  Additional paid-in ........       1,792,852             --          1,792,852
    capital
Accumulated deficit .........     (42,325,563)            --        (42,325,563)
                                -------------    -------------    -------------
      Net capital
         deficiency .........     (40,526,041)            --        (40,526,041)
                                -------------    -------------    -------------
                                $  69,091,317    $   3,416,708    $  72,508,025
                                =============    =============    =============



See Accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

                          NOTES TO UNAUDITED PRO FORMA
                        CONDENSED COMBINED BALANCE SHEET
                             AS OF NOVEMBER 30, 1997

     (a) To reflect the purchase of assets of KTRR-FM for $2 million and the sale of all of the operating assets of Central Missouri Broadcasting, Inc. and CMB II, Inc. for a net cash price of $7,419,000 and assumed liabilities of $256,000. The $2 million purchase price of KTRR-FM will be allocated to goodwill and FCC licenses. The acquisition will be financed with cash of $750,000 ($200,000 already on deposit) and a $1,250,000 note payable to the seller. The Company will also enter into a 5 year $500,000 covenant not to compete. In connection with the sale of the Missouri Properties, the Company will repay approximately $1.1 million of long-term debt. The pretax gain on the sale is expected to be approximately $5.5 million, net of related expenses.

     (b) To reflect payment of the senior note in the amount of $70,904,166, related prepayment penalty of $2,800,000 and corresponding write-off of net book value of deferred financing costs of $1,461,867.

     (c) To reflect proceeds from the Senior Notes and Appreciation Notes of $96,810,000 net of $5,500,000 to be applied towards deferred financing costs. The Appreciation Notes have been valued at an estimated fair value of $2,348,724 based on an assumed 17% discount rate and $3,000,000 payout on the first call date of June 15, 1999.

     (d) To reflect an additional loan of $892,623 to the Managed Affiliates (WSTO-FM, WVJS-AM, and WKDQ-FM).



CASH TRANSACTIONS
-----------------
Payment of senior note ..................................  $(70,904,166) (see b)
Payment of senior note--prepayment penalty ..............    (2,800,000) (see b)
Net proceeds from the Senior Notes and Appreciation Notes    91,310,000  (see c)
Loans to Managed Affiliates .............................      (892,623) (see d)
                                                           ------------
                                                           $ 16,713,211
                                                           ============

ACCUMULATED DEFICIT TRANSACTIONS
Senior note--prepayment penalty.........................   $  2,800,000  (see b)
Write-off of deferred financing costs...................      1,461,867  (see b)
                                                           ------------
                                                           $  4,261,867
                                                           ============

                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED COMBINED BALANCE SHEET (CONTINUED)
                             AS OF NOVEMBER 30, 1997


     (e) To reflect the purchase of assets of the Star Group.

PURCHASE PRICE ALLOCATION
-------------------------
Inventories and other current assets                                  $  272,673
Property and equipment                                                 3,025,000
Goodwill                                                               5,408,082
                                                                      ----------
                                                                      $8,705,755
                                                                      ==========

CONSIDERATION
-------------
Cash                                                                  $5,674,231
Seller Notes (assumed effective interest rate of 12%)                  3,031,524
                                                                      ----------
                                                                      $8,705,755
                                                                      ==========

The Company also entered into six year covenants not to compete valued at $385,184 at assumed effective interest rate of 20%.